Exhibit 99 (i)


                                                   CONTACT:
                                                   James C. Rowan Jr.
                                                   Office:  (860) 722-5180

FOR IMMEDIATE RELEASE

                     HSB GROUP, INC. REPORTS FOURTH QUARTER
                            AND 1999 YEAR-END RESULTS

HARTFORD, Conn., January 24, 2000 -- HSB Group, Inc. (NYSE-HSB) today reported that fourth quarter net income per share on a fully diluted basis was $.35 cents compared to $.63 cents in 1998. For the year, net income per share was $2.50 compared to $2.67 for the prior year, excluding gains on the sales of Radian and Industrial Risk Insurers (IRI).

In the fourth quarter, the company's insurance earnings were adversely affected by increased claims and adjustment expenses. In addition, earnings from participation in IRI were negatively impacted by a reduction in insurance premiums. HSB also incurred additional costs associated with testing of critical information systems to ensure year 2000 compliance as well as costs associated with the relocation of certain foreign insurance operations.

Net Engineering Services revenues for the fourth quarter increased 30 percent over the fourth quarter of 1998. However, results were adversely affected by a continued investment of operating funds to support accelerated growth of the company's Engineering Services businesses as well as expenditures associated with consolidation of certain domestic engineering operations.

Income from Investment Operations was $25.1 million for the fourth quarter compared to $24.6 million in 1998. Net investment income was $15.3 million compared to $17.6 million in the fourth quarter of 1998.

The reduction in shareholders' equity since December 31, 1998 was caused by the impact of rising interest rate levels on the company's fixed income investments.

"While results for the third and fourth quarters were disappointing, HSB remains one of the most consistently profitable companies in the property/casualty insurance industry," said Richard H. Booth, president and chief executive officer. "The Company has sound reserves, is well capitalized and has the financial strength to maintain its dividend policy as well as take advantage of new business opportunities as they arise. We are focused on improving the trend of operating earnings over the course of 2000," said Booth.

HSB Group, Inc. (NYSE-HSB), the parent company of The Hartford Steam Boiler Inspection and Insurance Company, is a global provider of specialty insurance products, engineering services, and management consulting. The Hartford Steam Boiler Inspection and Insurance Company was founded in 1866 to provide loss prevention service and insurance to businesses, industries and institutions. For more information about HSB, visit its web site at www.hsb.com.

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are management's estimates, assumptions and projections and are not guarantees of future performance. Forward-looking statements involve known and unknown risks and uncertainties. These and other important factors, including those mentioned in various Securities and Exchange Commission filings made periodically by the company, may cause the company's actual results and performance to differ materially. Investors and prospective investors should read this news release in conjunction with the company's most recent Form 10-K, Form 10-Q and other documents filed with the Securities and Exchange Commission.

Summary of Operations
In millions, except per share amounts

                                                       Quarter                          Year-To-Date
                                                  Ended December 31                      December 31
                                                                        Percent                               Percent
                                                  1999         1998      Change       1999        1998        Change
                                               ------------ ----------- ---------- ----------- ------------ -----------
Gross earned premiums                            $207.5       $202.6        2.4%     $ 823.8      $770.5         6.9%
Ceded premiums                                    108.5         95.8                   441.9       374.4
                                               ------------ ----------- ---------- ----------- ------------ -----------
   Insurance premiums                            $ 99.0       $106.8                 $ 381.9      $396.1
Claims and adjustment expenses                     45.1         45.8                   165.8       174.9
Policy acquisition expenses                        23.7         21.0                    89.2        66.3
Underwriting and inspection expenses               33.0         30.2                   105.6       113.7
                                               ------------ ----------- ---------- ----------- ------------ -----------
   Insurance operating gain                      $ (2.8)      $  9.8                 $  21.3      $ 41.2
                                               ------------ ----------- ---------- ----------- ------------ -----------
     Loss ratio*                                   45.5%        42.9%                   43.4%       44.2%
     Expense ratio*                                57.3%        47.9%                   51.0%       45.4%
     Combined ratio*                              102.8%        90.7%                   94.4%       89.6%
Engineering services revenues                    $ 33.6       $ 25.8       30.2%     $ 119.6      $ 93.5        27.9%
Engineering services expenses                      36.3         24.1                   116.6        86.2
                                               ------------ ----------- ---------- ----------- ------------ -----------
     Engineering services operating gain
       (loss)                                    $ (2.7)      $  1.7                 $   3.0      $  7.3
                                               ------------ ----------- ---------- ----------- ------------ -----------
       Engineering services operating margin*      -8.2%         6.4%                    2.5%       7.8%
Investment income, net of related interest
   expense                                       $ 15.3       $ 17.6      -13.1%     $  64.1      $ 64.2        -0.2%
Realized investment gains                           9.8          7.0                    40.6        25.4
                                               ------------ ----------- ---------- ----------- ------------ -----------
   Income from investment operations             $ 25.1       $ 24.6                 $ 104.7      $ 89.6
Interest expense                                    0.7          0.3                     2.3         0.8
Gain (loss) on sale of IRI                          -           (2.4)                    -          36.6
Income from continuing operations before
   income taxes and distributions on capital
   securities                                    $ 18.9       $ 33.4                 $ 126.7      $173.9
Income taxes                                        4.1         10.3                    35.7        51.4
Distribution on capital securities of
   subsidiary trusts, net of tax                    4.6          4.6                    18.2        18.4
                                               ------------ ----------- ---------- ----------- ------------ -----------
Income from continuing operations                $ 10.2       $ 18.5                 $  72.8      $104.1
Discontinued operations:
After tax gain on disposal of Radian
   International LLC, net of deferred loss
   of $6.6 million                                  -            -                       -          30.3
                                               ------------ ----------- ---------- ----------- ------------ -----------
Net income                                       $ 10.2       $ 18.5                 $  72.8      $134.4
                                               ------------ ----------- ---------- ----------- ------------ -----------
Earnings per common share-assuming dilution:
 Income from continuing operations               $  0.35      $  0.63                $   2.50     $  3.35      ***
 Net income                                      $  0.35      $  0.63                $   2.50     $  4.21     ****
Dividends declared per common share              $  0.44      $  0.42                $   1.72     $  1.64
Average common shares outstanding and common
   stock equivalents                               29.3**       34.8                    34.6        35.2
---------------------------------------------- ------------ ----------- ---------- ----------- ------------ -----------

*    Computation excludes rounding.
** The assumed conversion of the Company's convertible capital securities is not used in the computation of earnings per share since such inclusion would be anti-dilutitive.
***  Computes to $2.67 after excluding $0.68 from Gain on sale of IRI.
**** Computes to $2.67 after excluding $0.68 from Gain on sale of IRI and $0.86 from Gain on sale of Radian.

Summary of Financial Position
In millions, except per share amounts


                                                                            December 31,      December 31,
                                                                                1999              1998
------------------------------------------------------------------------- ----------------- ------------------
Assets
   Cash and short-term investments                                           $  126.5          $   80.6
   Fixed maturities, at fair value                                              489.8             577.1
   Equity securities, at fair value                                             381.8             437.1
                                                                          ----------------- ------------------
     Cash and invested assets                                                   998.1           1,094.8
   Reinsurance assets                                                           850.3             625.0
   Insurance premiums receivable                                                104.4             146.7
   Engineering services receivable                                               39.1              26.1
   Fixed assets                                                                  58.2              54.9
   Other assets                                                                 213.1             191.1
                                                                          ----------------- ------------------
     Total assets                                                            $2,263.2          $2,138.6
                                                                          ----------------- ------------------
Liabilities
   Unearned insurance premiums and ceding commissions                        $  420.1          $  464.6
   Claims and adjustment expenses                                               782.3             558.2
   Total borrowings                                                              66.6              46.1
   Other liabilities                                                            208.7             241.5
                                                                          ----------------- ------------------
     Total liabilities                                                        1,477.7           1,310.4

Company obligated mandatorily redeemable capital securities of subsidiary Trust I holding solely junior subordinated deferrable
   interest debentures of the Company, net of unamortized discount              109.0             108.9
Company obligated mandatorily redeemable convertible capital securities of subsidiary Trust II holding solely junior subordinated deferrable
   interest debentures of the Company                                           300.0             300.0

Shareholders' equity                                                            376.5             419.3
                                                                          ----------------- ------------------
   Total                                                                     $2,263.2          $2,138.6
                                                                          ----------------- ------------------
Shareholders' equity per common share*                                       $   12.95         $   14.53
Based on common shares outstanding of                                            29.1              28.9
Pro forma shareholders' equity per common share assuming conversion of
   Trust II capital securities and net exercise of in the money HSB
   stock options*                                                            $   19.61         $   20.77
Based on pro forma common shares outstanding                                     34.5              34.6

*  Computation excludes rounding.